EXHIBIT 10.10



-------------------------------------------------------------------------------

                              NETSPEAK CORPORATION








                            COMMON STOCK AND WARRANT

                               PURCHASE AGREEMENT








                                 AUGUST 28, 1996

-------------------------------------------------------------------------------


                                TABLE OF CONTENTS

                                                                                              PAGE
                                                                                              ----

1.       Purchase and Sale of Common Stock and Warrant...........................................1
         and Issuance of Common Stock and Warrant................................................1
         1.2      Closing........................................................................1

2.       Representations and Warranties of the Company and the Subsidiary........................1
         2.1      Organization, Good Standing and Qualification..................................1
         2.2      Capitalization.................................................................2
         2.3      Subsidiaries...................................................................2
         2.4      Authorization..................................................................2
         2.5      Valid Issuance of Securities...................................................3
         2.6      Governmental Consents..........................................................3
         2.7      Litigation.....................................................................3
         2.8      Employee Agreements............................................................4
         2.9      Patents and Trademarks.........................................................4
         2.10     Compliance with Other Instruments..............................................5
         2.11     Agreements; Actions............................................................5
         2.12     Disclosure.....................................................................6
         2.13     Rights of Registration.........................................................6
         2.14     Title to Property and Assets...................................................6
         2.16     Employee Benefit Plans.........................................................8
         2.17     Tax Returns and Payments.......................................................8
         2.18     Insurance......................................................................9
         2.19     Labor Agreements and Actions...................................................9
         2.20     Employees......................................................................9
         2.21     No Conflict of Interest.......................................................10
         2.22     Offering of Stock.............................................................10
         2.23     Use of Proceeds...............................................................10
         2.24     Suppliers and Customers.......................................................10
         2.25     Environmental Matters.........................................................10
         2.26     Absence of Certain Proceedings................................................10

3.       Representations and Warranties of Motorola.............................................11
         3.1      Authorization.................................................................11
         3.2      Purchase Entirely for Own Account.............................................12
         3.3      Available Information.........................................................12
         3.4      Non-Registration..............................................................12
         3.5      Restricted Securities.........................................................12
         3.6      Legends.......................................................................12
         3.7      Accredited Investor...........................................................13


                                        i



4.       Conditions of Motorola's Obligations at Closing........................................13
         4.1      Representations and Warranties................................................13
         4.2      Performance...................................................................13
         4.3      Proceedings and Documents.....................................................13
         4.4      Opinion of Company Counsel....................................................13
         4.5      Rights Agreement..............................................................13
         4.6      Proprietary Information Agreement.............................................13
         4.7      Opinion of Patent Counsel.....................................................13
         4.8      Shareholders Agreement........................................................13
         4.9      Right of Negotiation Agreement................................................14

5.       Conditions of the Company's Obligations at Closing.....................................14
         5.1      Representations and Warranties................................................14
         5.2      Rights Agreement..............................................................14

6.       Affirmative Covenants of the Company...................................................14
         6.1      Reports and Information.......................................................14
         6.2      Employee Agreements...........................................................15
         6.3      Corporate Existence...........................................................15
         6.4      Licenses, Permits and Franchises..............................................15
         6.5      Properties....................................................................15
         6.6      Insurance.....................................................................16
         6.7      Records - Financial Statements................................................16
         6.8      Inspection....................................................................16
         6.9      Payment of Taxes..............................................................16
         6.10     Other Information.............................................................16
         6.11     Environmental Matters.........................................................17
         6.12     Statutory Compliance..........................................................17
         6.13     Contractual Compliance........................................................17
         6.14     Full Compliance...............................................................17
         6.15     Conduct of Business...........................................................17
         6.16     Publicity.....................................................................17
         6.17     Director and Observer Rights..................................................18

7.       Negative Covenants of the Company......................................................18
         7.1      Properties....................................................................18
         7.2      Merger, Consolidation.........................................................19
         7.3      Directors.....................................................................19
         7.4      Company Plans.................................................................19
         7.5      Issuance of Preferred Stock...................................................19


                                       ii



8.       Miscellaneous..........................................................................19
         8.1      Survival of Warranties........................................................19
         8.2      Transfer; Successors and Assigns..............................................19
         8.3      Governing Law.................................................................19
         8.4      Counterparts..................................................................19
         8.5      Titles and Subtitles..........................................................20
         8.6      Notices.......................................................................20
         8.7      Finder's Fee..................................................................20
         8.8      Expenses......................................................................20
         8.9      Amendments and Waivers........................................................20
         8.10     Severability..................................................................21
         8.11     Entire Agreement..............................................................21


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

         THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made August 28, 1996 by and among Netspeak Corporation, a Florida corporation (the "Company"), Internet Telephone Company, a Florida corporation and a wholly owned subsidiary of the Company (the "Subsidiary") and Motorola, Inc., a Delaware corporation ("Motorola").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.       PURCHASE AND SALE OF COMMON STOCK AND WARRANT

                  1.1 SALE AND ISSUANCE OF COMMON STOCK AND WARRANT. Subject to the terms and conditions of this Agreement, Motorola agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to Motorola at the Closing an aggregate of 769,853 shares of the Company's Common Stock (the "Stock") at a purchase price of $5.50 per share, for an aggregate purchase price of $4,234,191 (the "Purchase Price"). The shares of Common Stock issued to Motorola pursuant to this Agreement shall be hereinafter referred to as the "Stock." In addition, at the Closing, the Company agrees to issue to Motorola a warrant (the "Warrant") to purchase up to an aggregate of 452,855 additional shares of the Company's Common Stock (the "Warrant Shares") at an exercise price of $5.50 per share. The Stock, the Warrant and the shares of Common Stock issuable upon exercise of the Warrant are collectively referred to herein as the "Securities."

                  1.2 CLOSING. The purchase and sale of the Stock shall take place at the offices of Broad and Cassel, 201 South Biscayne Boulevard, Suite 3000, Miami, Florida 33131, on August 28, 1996, or at such other time and place as the Company and Motorola mutually agree upon, orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to Motorola a certificate representing the Stock being purchased thereby and the Warrant against payment of the Purchase Price therefor, by wire transfer to the Company's bank account. In addition, the Company and Motorola shall enter into an Investor's Rights Agreement (the "Rights Agreement") and a Right of Negotiation Agreement (the "Right of Negotiation Agreement"), and the Shareholders Agreement referred to in Section 4.8 below shall be amended. The additional documents referred to in Section 4 shall also be executed and delivered at the Closing.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SUBSIDIARY. The Company and the Subsidiary each hereby jointly and severally represents and warrants to Motorola that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit A, specifically identifying the relevant section hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of the Company and the Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Each of the Company and the Subsidiary is duly qualified to transact business and is in good standing in each Jurisdiction in which the failure so to qualify would have a material adverse effect on the business, prospects, condition (financial or otherwise), affairs, operations, properties or assets of the Company and the Subsidiary, taken as a whole (a "Material Adverse Effect"). The Company has furnished Motorola with copies of its and the Subsidiary's Articles of Incorporation, as amended (the "Articles") and Bylaws. Said copies are true, correct and complete and contain all amendments through the Closing Date. Each of the Company and the Subsidiary has all requisite legal and corporate power to own, lease and operate its property and assets and to carry on its business as presently conducted.

                  2.2 CAPITALIZATION. The authorized capital of the Company consists, or will consist, immediately following the Closing, of:

                           (a)      COMMON STARK.  25,000,000 shares of Common
Stock, 7,698,532 shares of which will be issued and outstanding immediately following the Closing (giving effect to the transactions contemplated hereunder) to the persons listed on the Schedule of Shareholders attached hereto as Exhibit
B. The outstanding shares of Common Stock are all duly and validly authorized and issued and were issued in accordance with the registration or qualification requirements of the Securities Act of 1933, as amended (the "Securities Act") and any relevant state securities laws or pursuant to valid exemptions therefrom.

                           (b)      PREFERRED STOCK.  1,000,000 shares of
Preferred Stock, none of which will be issued and outstanding.

                           (c)      DERIVATIVE SECURITIES.  Other than warrants
issued to Creative Technology Ltd. to purchase 207,679 shares of Common Stock (the "Creative Warrants") and options issued to officers, directors and employees of, and consultants to, the Company to acquire 2,019,500 shares of Common Stock, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock. The Company has reserved 2,200,000 shares of Common Stock for issuance (of which 50,000 shares have been issued on exercise of stock options), at the discretion of the Board of Directors, to officers, directors, employees and consultants pursuant to stock option plans adopted by the Company.

                  2.3 SUBSIDIARIES. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity other than the Subsidiary. The authorized capital stock of the Subsidiary consists of 1,000 shares of Common Stock, 100 shares of which are issued and outstanding, all of which are held by the Company.

                  2.4 AUTHORIZATION. All corporate action on the part of the Company and the Subsidiary, their respective officers, directors and shareholders necessary for the authorization, execution and delivery of (i) this Agreement and (ii) the Rights Agreement, the Right of First Negotiation Agreement and the amendment to the Shareholders Agreement contemplated by Section 4.8 (collectively, the "Ancillary Agreements"), the performance of all obligations of each of the Company and the Subsidiary hereunder and thereunder and the authorization, issuance and delivery of the Securities has been taken or will be taken prior to the Closing, and this Agreement and the Ancillary Agreements constitute valid and legally binding obligations of each of the Company and the Subsidiary, enforceable against the Company or the Subsidiary in accordance with their terms, subject to applicable bankruptcy, moratorium and other laws affecting creditors rights generally and to the application by a court of general principles of equity.

                  2.5 VALID ISSUANCE OF SECURITIES. The Stock being, issued to Motorola hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable. The Warrant being issued to Motorola hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued. Based in part upon the representations of Motorola in this Agreement and subject to the provisions of Section 2.6 below, the Securities will be issued in compliance with all applicable federal and state securities laws. The Warrant Shares issuable upon exercise of the Warrant have been duly and validly reserved for issuance and, when issued and delivered in accordance with the terms of the Warrants, shall be duly and validly issued, fully paid and non-assessable. The offer, sale and issuance of the Stock, the Warrant and the Warrant Shares constitute transactions exempt from the registration requirements of Section 5 of the Securities Act by virtue of Section 4(2) thereof and will be issued in compliance with all applicable state securities laws.

                  2.6 GOVERNMENTAL CONSENTS. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company or the Subsidiary is required in connection with the valid execution and delivery of this Agreement and the Ancillary Agreements, or the offer, sale or issuance of the Stock and the Warrant (and the Warrant Shares issuable upon exercise of the Warrant), or the consummation of any other transaction contemplated hereby and by the Ancillary Agreements, except for consents required under applicable "blue sky" laws (which will be obtained by Closing).

                  2.7 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge and the Subsidiary's knowledge, currently threatened against the Company or the Subsidiary that questions the validity of this Agreement or the Ancillary Agreements or the right of the Company or Subsidiary to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any Material Adverse Effect, or any change in the current equity ownership of the Company or the Subsidiary, nor is the Company or the Subsidiary aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company or the Subsidiary) involving the prior employment of any of the Company's or the Subsidiary's employees, their use in connection with the Company's or the Subsidiary's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. Neither the Company nor the Subsidiary is a party, or subject to the provisions of any writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding, or investigation by the Company or the Subsidiary currently pending or which the Company or the Subsidiary currently intends to initiate.

                  2.8 EMPLOYEE AGREEMENTS. Each officer and software engineer employed by the Company or the Subsidiary ("key employee") has executed or prior to the Closing will execute an agreement with the Company regarding confidentiality and proprietary information (the "Proprietary Information Agreement"). Each of the Company and the Subsidiary is not aware that any of its employees are in violation thereof, and each of the Company and the Subsidiary will use its best efforts to prevent any such violation. There are no other written or oral agreements with employees.

                  2.9 PATENTS AND TRADEMARKS. Exhibit C sets forth all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes owned by or licensed to the Company or the Subsidiary (collectively the "Company Intellectual Property"). The Company Intellectual Property is sufficient for each of the Company and the Subsidiary to conduct its business as now conducted and as currently proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company or the Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. No royalties, fees, commissions or other payments are payable by the Company to other persons or entities by reason of the ownership or use of the Company Intellectual Property, provided that this provision shall not apply to the payment of salary to persons in connection with the performance of services to the Company or the Subsidiary. There is no pending or, to the best of their knowledge, threatened claim or litigation against the Company or the Subsidiary (nor does there exist any basis therefor) contesting the validity or right to use of any of the foregoing. Neither the Company nor the Subsidiary has received any written communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. Neither the Company nor the Subsidiary is aware that any of its respective employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere in any material respect with the use of his or her best efforts to promote the interests of the Company or the Subsidiary or that would conflict with the Company's or the Subsidiary's business as proposed to be conducted. Neither the execution nor delivery of this Agreement and the Ancillary Agreements, nor the carrying on of the Company's or the Subsidiary's business by their respective employees, nor the conduct of the Company's or the Subsidiary's business as proposed, will, to the best knowledge of each of the Company and the Subsidiary, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. Neither the Company nor the Subsidiary believes it is or will be necessary to utilize any inventions of any of its respective employees (or persons it currently intends to hire) made prior to their employment by the Company or the Subsidiary, as applicable, except where the Company has acquired the rights to the foregoing.

                  2.10 COMPLIANCE WITH OTHER INSTRUMENTS. Neither the Company nor the Subsidiary is in violation or default of (i) any provisions of its Articles or Bylaws or (ii) of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, (iii) any provision of federal or state statute, rule or regulation applicable to it, which violation or default, in the case of (ii) and (iii), would have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in a Material Adverse Effect.

                  2.11 AGREEMENTS; ACTIONS.

                           (a)      There are no agreements, understandings or
proposed transactions between the Company or the Subsidiary and any of its respective shareholders, officers or directors or their respective spouses, affiliates, or any affiliate thereof.

                           (b)      Except for agreements explicitly
contemplated hereby, there are no agreements, understandings, instruments, contracts (collectively "Contracts") or proposed transactions to which the Company or the Subsidiary is a party or by which it is bound that involve (i) obligations of, or payments to it in excess of, $50,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from it.

                           (c)      Neither the Company nor the Subsidiary is
in default of any Contracts which would have a Material Adverse Effect nor is such a default currently anticipated. Each of the Company and the Subsidiary is capable of performing each of its Contracts.

                           (d)      Neither the Company nor the Subsidiary has
(i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $50,000, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                           (e)      Neither the Company nor the Subsidiary is a
party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Articles or Bylaws, that has a Material Adverse Effect.

                           (f)      Neither the Company nor the Subsidiary is
currently engaged in negotiations or discussions (i) with any representative of any corporation or corporations regarding the merger of it with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of its assets or a transaction or series of related transactions in which more than Fifty percent (50%) of its voting power is disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of it.

                  2.12 DISCLOSURE. Each of the Company and the Subsidiary has fully provided Motorola with all the information which Motorola has requested in connection with the purchase of the Securities hereunder. No representation or warrant,v of the Company or Subsidiary contained in this Agreement and the Exhibits attached hereto, any certificate furnished or to be furnished to Motorola at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. There is no material fact known to the Company or the Subsidiary relating to their finances or operations that has not been disclosed to Motorola in writing or in agreements or other documents made available to Motorola to review.

                  2.13 RIGHTS OF REGISTRATION. Except as contemplated in the Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

                  2.14 TITLE TO PROPERTY AND ASSETS. Each of the Company and the Subsidiary has good and marketable title to and owns its property and assets (other than that leased by it) free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair its ownership or use of such property or assets. With respect to the property and assets it leases, each of the Company and the Subsidiary is in compliance with such leases in all material respects and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, except such encumbrances and liens which do not materially impact its use of the leased property. The owned and leased real and tangible personal property of the Company and the Subsidiary is sufficient for the conduct of the present business of the Company and the Subsidiary. All accounts receivable and notes receivable, if any, are receivables arising from bona fide transactions in the ordinary course of business, and, net of an allowance, for returns, allowances, rebates, discounts and doubtful accounts (which allowance is reflected in the Financial Statements as defined below), and, to the knowledge of the Company and the Subsidiary, are and will be good and fully collectible within ninety (90) days without resort to legal process and with no other contingency attaching to such collectibility.

                  2.15 FINANCIAL STATEMENTS; CHANGES. The Company has delivered to Motorola its consolidated financial statements at December 31, 1995 and for the fiscal year then ended (which have been audited by the Company's independent accountants) and its unaudited consolidated financial statements (balance sheet, profit and loss statements and cash flow statements) at June 30, 1996 and for the three and six months then ended (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, for the absence of certain footnotes) applied on a consistent basis during the periods involved and fairly present the consolidated financial position of the Company and the Subsidiary as at the dates thereof and the consolidated results of their operations and changes in stockholders' equity and cash flow for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the Financial Statements, neither the Company nor the Subsidiary has any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) which would be required to be reflected on a balance sheet, or in the notes thereto, prepared in accordance with generally accepted accounting principles, except for liabilities and obligations incurred in the ordinary course of business consistent with past practice since June 30, 1996 which would not, individually or in the aggregate, have a Material Adverse Effect. Since June 30, 1996, there has not been:

                           (a)      any occurrence which has had or could
reasonably be expected to have a Material Adverse Effect;

                           (b)      any borrowing or agreement to borrow any
funds or material liability or obligation of any nature whatsoever (contingent or otherwise) incurred by the Company or the Subsidiary, other than current liabilities or obligations incurred in the ordinary course of business;

                           (c)      any waiver, release or compromise of any
valuable right of the Company or the Subsidiary, or the cancellation of any debt or claim held by the Company or the Subsidiary;

                           (d)      any declaration or payment of dividends on,
or other distributions with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Company or the Subsidiary, or any agreement or commitment therefor;

                           (e)      any encumbrance, mortgage, pledge, sale,
assignment or transfer of any tangible or intangible, including, but not limited to, intellectual property rights, assets of the Company or the Subsidiary, except, with respect to tangible assets, in the ordinary course of business;

                           (f)      any loan by the Company or the Subsidiary to
any officer, director, employee or shareholder of the Company or the Subsidiary, or any agreement or commitment therefor;

                           (g)      any increase, direct or indirect, in the
compensation paid or payable or any commitment or obligation to pay a bonus or other additional compensation to any officer, director, employee or agent of the Company or the Subsidiary except in accordance with past practice and in the ordinary course of business;

                           (h)      any change in the accounting methods or
practices followed by the Company or the Subsidiary;

                           (i)      any loss contingencies (as such term is used
in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975),

                           (j)      any change in the contingent obligations of
the Company or the Subsidiary by way of guaranty, surety, endorsement, indemnity, warranty, (other than customary product warranties) or otherwise,

                           (k)      any damage, destruction or loss, whether or
not covered by insurance, having a Material Adverse Effect;

                           (l)      any resignation or termination of employment
of any officer or key employee of the Company or the Subsidiary; or

                           (m)      any agreement or commitment by the Company
or the Subsidiary to do any of the things described in clauses (a) through (1) above.

                  2.16 EMPLOYEE BENEFIT PLANS. Neither the Company nor the Subsidiary has Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

                  2.17 TAX RETURNS AND PAYMENTS. Each of the Company and Subsidiary has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. Each of the Company and the Subsidiary has paid all taxes and other assessments due, except those contested by it in good faith. The Company has paid in full or made adequate provisions on its Financial Statements for all taxes, interest, penalties, assessments or deficiencies shown to be due on such tax returns and reports or claimed to be due by any taxing authority or otherwise due and owing, including, without limitation, those due in respect of properties, income, franchises, licenses, sales and payrolls. The Company has made all payments of estimated income tax due through the date hereof and all withholdings of tax required to be made under all applicable United States, state and local tax regulations and such withholdings have either been paid to the respective governmental agencies or set aside in accounts for such purpose or accrued, reserved against and entered upon the books of the Company. Estimated income taxes for the Company which are not yet due to be paid to the Internal Revenue Service have been accrued, reserved against and entered upon the books of the Company. The Company has not executed or filed with the Internal Revenue Service or any other taxing authority, domestic or foreign, any agreement or other document extending, or having the effect of extending, the period for assessment or collection of taxes. There are no tax liens (other than liens for taxes for current and subsequent years which are not yet due and delinquent) upon any properties or assets of the Company, whether real, personal or mixed, tangible or intangible. The Company does not have outstanding any power of attorney authorizing any person to represent it before the Internal Revenue Service or before the taxing authorities of any state or subdivision thereof with respect to any tax matter. No election under Section 341(f) of the Internal Revenue Code of 1986 is in effect with respect to any of the assets of the Company.

                  2.18 INSURANCE. Each of the Company and the Subsidiary, has in full force and effect Fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of Its properties that might be damaged or destroyed.

                  2.19 LABOR AGREEMENTS AND ACTIONS. Neither the Company nor the Subsidiary is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company or the Subsidiary, has sought to represent any of the employees, representatives or agents of the Company or the Subsidiary. There is no strike or other labor dispute involving the Company or the Subsidiary pending, or to the best knowledge of the Company and the Subsidiary threatened, which could have a Material Adverse Effect nor is the Company or the Subsidiary aware of any labor organization activity involving its employees. Neither the Company nor the Subsidiary has received notice from any union or employee setting forth demand for representation, election or for present or future changes in wages, terms of employment or working condition. Neither the Company nor the Subsidiary is aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or the Subsidiary, nor does the Company or the Subsidiary have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company or the Subsidiary is terminable at the will of the Company or the Subsidiary.

                  2.20 EMPLOYEES. To the best knowledge of the Company and the Subsidiary, no employee or consultant of the Company or the Subsidiary is in violation of any term of any employment, employment contract or any other contract or agreement relating to the relationship of any such person with the Company or the Subsidiary or any other party because of the nature of the business conducted or to be conducted by the Company or the Subsidiary. To the best knowledge of the Company and the Subsidiary, each of the Company and the Subsidiary has complied in all material respects with all applicable state and federal equal employment opportunity and other laws relating to employment. Neither the Company nor the Subsidiary has any agreements or arrangements with persons titled as independent contractors or consultants, as a result of which, by virtue of the control exercised by the Company, the type of work performed by the persons or any other circumstances, said persons could reasonably be deemed to be employees of the Company.

                  2.21 NO CONFLICT OF INTEREST. To the best of the knowledge of the Company and the Subsidiary, none of the Company's or the Subsidiary's officers or directors, or any members of their immediate families have any direct or indirect ownership interest in any firm or corporation with which it is affiliated or with which it has a business relationship, or any firm or corporation which competes with it except that such officers, directors and/or shareholders may own stock in publicly traded companies which may compete with the Company or the Subsidiary. Neither the Company nor the Subsidiary is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  2.22 OFFERING OF STOCK. Neither the Company nor the Subsidiary has taken or will take any action which would subject the issuance or sale of the Securities to the provisions of Section 5 of the Securities Act without complying with Section 5 of the Securities Act or an exemption therefrom. Neither the Company nor the Subsidiary has offered such Securities, or any security or securities similar to any thereof, for sale to, or solicited any offers to buy any of the foregoing from, or otherwise approached or negotiated in respect thereof, any person or entity, so as to subject the offering of stock to Section 5 of the Securities Act.

                  2.23 USE OF PROCEEDS. Attached hereto as Exhibit D is a statement of the purposes to which the Company proposes to apply the proceeds of the sale of the Stock to be issued and sold at the Closing.

                  2.24 SUPPLIERS AND CUSTOMERS. The Company has provided Motorola with access to all of the Company's and the Subsidiary's supplier and customer files.

                  2.25 ENVIRONMENTAL MATTERS. Each of the Company and the Subsidiary has obtained all federal, state, and local environmental permits necessary for carrying on its business and use of its properties, is in compliance in all material respects with the terms and conditions of these environmental permits, and is in compliance in all material respects with all applicable federal, state, and local environmental statutory and regulatory requirements. There are no pending environmental civil, criminal, or administrative proceedings against the Company and to the best knowledge of the Company, there are no threatened civil, criminal, or administrative proceedings against the Company relating to environmental matters. To the best knowledge of the Company and the Subsidiary, there is no fact or circumstance that could reasonably be expected to give rise to any future civil, criminal, or administrative proceedings against the Company relating to environmental matters.

                  2.26 ABSENCE OF CERTAIN PROCEEDINGS. Neither the Company nor the Subsidiary, nor, to the knowledge of the Company or the Subsidiary, any of their current executive officers, directors or key employees, have, since January 1, 1990:

                           (a)      filed a petition, or had a petition filed
against it or them, under the Federal Bankruptcy laws or any state insolvency law, or had a receiver, fiscal agent or similar officer appointed by a court for its or their business or property, or for any partnership in which it or they were a general partner or any corporation or business association of which it or they were an executive officer at or within two years before such filing;

                           (b)      been convicted in a criminal proceeding or
been named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                           (c)      been the subject of any order, judgment or
decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction permanently or temporarily enjoining it or them from, or otherwise limiting the following activities:

                                    (i)     acting as an investment advisor,
underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

                                    (ii)    engaging in any type of business
practice; or

                                    (iii)   engaging in any activity in
connection with the purchase or sale of any security or in connection with any violation of Federal or state securities law;

                           (d)      been the subject of any order, judgment or
decree, not subsequently reversed, suspended or vacated, of any Federal or state authority barring, suspending or otherwise limiting its or their right to engage in any activity described in (iii) above, or to be associated with persons engaged in any such activity; or

                           (e)      been found by a court of competent
jurisdiction in a civil action or by the Securities and Exchange Commission (the "Commission") or any state securities administrator or commissioner to have violated any Federal or state securities law, and the judgment in such civil action or finding by the Commission or any state securities administrator or commissioner has not been subsequently reversed, suspended or vacated.

         3. REPRESENTATIONS AND WARRANTIES OF MOTOROLA. Motorola represents and warrants to the Company and the Subsidiary that:

                  3.1 AUTHORIZATION. All corporate action on the part of Motorola, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Ancillary Agreements, and the performance of all obligations of Motorola hereunder and thereunder has been taken or will be taken prior to the Closing, and this Agreement and the Ancillary Agreements constitute valid and legally binding obligations of Motorola, enforceable against Motorola in accordance with their terms, subject to applicable bankruptcy, moratorium and other laws affecting creditors rights generally and to the application by a court of general principles of equity.

                  3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement and the Rights Agreement are made with Motorola in reliance upon Motorola's representation to the Company, which by Motorola's execution of this Agreement Motorola hereby confirms, that the Securities to be acquired by Motorola will be acquired for investment for Motorola's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Motorola has no present intention of selling, granting any participation in, or otherwise distributing the Securities. By executing this Agreement, Motorola further represents that Motorola does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

                  3.3 AVAILABLE INFORMATION. Motorola has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and of making an informed investment decision.

                  3.4 NON-REGISTRATION. Motorola understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Motorola's representations as expressed herein. Motorola has not been formed for the specific purpose of acquiring the Securities.

                  3.5 RESTRICTED SECURITIES. Motorola understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Motorola represents that it is familiar with Rule 144 promulgated under the Securities Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                  3.6 LEGENDS. It is understood that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

                           (a)      THESE SECURITIES HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                           (b)      Any legend required by the "blue sky" laws
of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

                  3.7 ACCREDITED INVESTOR. Motorola is an accredited investor as defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act.

         4. CONDITIONS OF MOTOROLA'S OBLIGATIONS AT CLOSING. The obligations of Motorola to the Company under this Agreement and the Rights Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions:

                  4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 and in any certificate, schedule, exhibit or other documents delivered pursuant to this Agreement shall be true on and as of such Closing.

                  4.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  4.3 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated hereby and by the Ancillary Agreements and all documents incident hereto and thereto shall be reasonably satisfactory in form and substance to Motorola, and Motorola shall have received all such counterpart original and certified or other copies of such documents as Motorola may reasonable, request.

                  4.4 OPINION OF COMPANY COUNSEL. Motorola shall have received from Broad and Cassel, counsel for the Company, an opinion, dated as of the Closing, reasonably satisfactory to Motorola in form and substance.

                  4.5 RIGHTS AGREEMENT. The Company and Motorola shall have executed and delivered the Rights Agreement.

                  4.6 PROPRIETARY INFORMATION AGREEMENT. The Company and each officer, director and key employee of the Company shall have entered into a Proprietary Information Agreement.

                  4.7 OPINION OF PATENT COUNSEL. The Company shall have obtained a legal opinion, dated as of the Closing, as to the Company's non-infringement of U.S. Patent No. 4,124,773 in form and substance reasonably satisfactory to Motorola.

                  4.8 SHAREHOLDERS AGREEMENT. The Shareholders Agreement by and among certain shareholders of the Company will be amended to provide that such shareholders agree to nominate and vote their shares to elect as a member of the Board of Directors of the Company, the designee of Motorola for the term specifically provided for herein. Each of the shareholders will agree that for so long as he remains a shareholder of the Company and the Company is required to allow Motorola a seat on the Company's Board of Directors, he shall vote his shares to maintain the Board of Directors so that it consists of Motorola's designee.

                  4.9 RIGHT OF NEGOTIATION AGREEMENT. The Company and Motorola shall have entered into the Right of Negotiation Agreement.

         5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Motorola under this Agreement and the Rights Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions:

                  5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Motorola contained in Section 3 shall be true on and as of the Closing.

                  5.2 RIGHTS AGREEMENT. The Company and Motorola shall have executed and delivered the Rights Agreement.

         6. AFFIRMATIVE COVENANTS OF THE COMPANY. Until the earlier to occur of
(a) completion of a Qualified Public Offering, as defined in the Rights Agreement, or (b) Motorola and its affiliates ceasing to own beneficially, at least 7% of the outstanding Common Stock of the Company, the Company shall (or shall cause the Subsidiary, where applicable) to:

                  6.1 REPORTS AND INFORMATION. Furnish to Motorola the following reports:

                           (a)      ANNUAL REPORTS.  As soon as available and
in any event within 90 days after the end of each fiscal year, consolidated financial statements of the Company including a balance sheet as of the end of such fiscal year and statements of income and retained earnings and a cash flow statement for such fiscal year, prepared in reasonable detail and in accordance with generally accepted accounting principles consistently applied and accompanied by the opinion thereon of a recognized firm of independent certified public accountants as may be selected by the Board of Directors of the Company.

                           (b)      INTERIM REPORTS.  As soon as available, and
in any event within 45 days after the end of each of the first three quarters of each of the Company's fiscal years beginning with the quarter ending September 30, 1996, consolidated financial statements of the Company including a balance sheet as of the end of such accounting period and statements of income and retained earnings and a cash flow statement for such accounting period and for the period from the beginning of such fiscal year to the end of such accounting period, and setting forth in comparative form the figures for the corresponding periods of the preceding fiscal year, prepared in reasonable detail and in accordance with generally accepted accounting principles (except certain footnotes may be omitted) consistently applied and certified as correct by the president and chief financial officer of the Company.

                           (c)      MONTHLY REPORTS.  If the Company does
monthly reports, as soon as available, and in any event within 30 days after the end of each month consolidated and consolidating financial statements of the Company including a cash flow statement and a balance sheet as of the end of the month will be prepared in reasonable detail in accordance with generally acceptable accounting principles consistently applied and certified as correct by the president and chief financial officer of the Company. The management of the Company will include with each monthly report comments on progress and problems facing the Company.

                           (d)      OTHER.  Promptly upon request, such other
financial information and data as Motorola may from time to time reasonably request.

                  6.2 EMPLOYEE AGREEMENTS. Require that each new employee who has access to proprietary technical information of the Company enter into the Proprietary Information Agreement. The Company and the Subsidiary shall diligently enforce all provisions of the Shareholders' Agreement, as amended at Closing, all Proprietary Information Agreements, any non-competition agreements, confidentiality agreements and all future similar agreements and shall not amend any such agreements in any material respects or waive any material rights thereunder without the prior written approval of the Board of Directors of the Company, without counting the vote of any interested director. Neither the Company nor the Subsidiary shall enter into any transactions with its directors, officers, or key employees or with any member of their immediate families or any firm or entity with which any such person is affiliated, without the prior written approval of the Board of Directors of the Company or the Subsidiary, as the case may be, without counting the vote of any interested director, including, without limitation, increasing salaries above current levels, increasing employee benefits, selling securities or granting options, warrants or other rights to purchase securities of the Company or the Subsidiary.

                  6.3 CORPORATE EXISTENCE. Preserve and keep in full force and effect its corporate existence, its qualification to do business and its good standing in every state where it is or is required to be qualified to do business, except where the failure to be so qualified would not have a Material Adverse Effect and that nothing herein shall prevent the Company or the Subsidiary from changing their state of incorporation.

                  6.4 LICENSES, PERMITS AND FRANCHISES. Maintain, preserve and protect at all times all of its corporate and operational licenses, permits and franchises, and comply with each and all of the terms, conditions and requirements of such licenses, permits and franchises, except to the extent management of the Company or the Subsidiary determines it is not in the best interest of the Company or the Subsidiary to do so.

                  6.5 PROPERTIES. Preserve all of its assets and properties that are used in the conduct of its business and maintain and keep these assets and properties in good repair, working order and condition, and from time to time make or cause to be made all needed and proper repairs, renewals, replacements, betterments and improvements to these assets and properties to preserve and maintain their value, normal wear and tear excepted, so that the business carried on in connection with these assets and properties may be properly conducted at all times, except to the extent management of the Company or the Subsidiary determines it is not in their best interest to do so.

                  6.6 INSURANCE. Maintain "all-risk" insurance at all times on all properties (real and personal) with responsible, reputable and financially sound insurance companies or associations satisfactory to Motorola in the full amount of the replacement cost, and also maintain adequate (at least $1,000,000 per occurrence and $2,000,000 in the aggregate) insurance against liability to persons for such risks and hazards and in such amounts as are usually carried by companies engaged in similar businesses. From time to time at the reasonable request of the Motorola, the Company shall deliver to the Motorola a detailed schedule indicating all insurance policies then in force.

                  6.7 RECORDS - FINANCIAL STATEMENTS. Keep at all times complete books of record and accounts, in conformity with generally accepted accounting principles as revised from time to time, with full, true and correct entries of all dealings and transactions in relation to the Company's and the Subsidiary's business and affairs, and reasonably protect such books and accounts against loss or damage. During the term of this Agreement, the Company shall have its books and accounts audited yearly and, as set forth in Section 6. 1, provide Motorola with audited and unaudited financial statements showing its financial condition and the results of its operations during the preceding fiscal year, together with any supporting schedules, which statements will be certified by independent certified public accountants of recognized standing selected by the Company.

                  6.8 INSPECTION. Permit Motorola, its agents and/or representatives to visit and inspect, at reasonable times and upon prior notice, the Company's and the Subsidiary's assets, properties, books of record and accounts (including making copies thereof), and to discuss these items and the results of such inspections with the Company's chief executive or chief operating officer.

                  6.9 PAYMENT OF TAXES. Timely file or cause to be filed any and all federal, state and local tax returns and reports and timely pay and discharge any and all taxes and assessments, and any and all federal, state and local governmental impositions, fees, charges and/or levies, including but not limited to, any income taxes, municipal taxes, real estate and personal property taxes, social security, unemployment, excise and withholding taxes, and the like imposed upon the Company (including the Subsidiary), its operations, or upon its income and profits, or upon all or any part of its properties, real. personal or mixed. or upon its payrolls in each case before the same becomes delinquent and before penalties accrue thereon.

                  6.10 OTHER INFORMATION. Furnish promptly to Motorola any information related to this Agreement or any other agreements with Motorola or any other documents executed in connection with this Agreement as Motorola may reasonably request regarding the Company's operations, business affairs, financial condition, or any of the Company's covenants, agreements and/or undertakings under this Agreement or any of the other agreements or documents, provided the Company is not restricted from doing so by law, rule, regulation or contractual provisions.

                  6.11 ENVIRONMENTAL MATTERS. The Company and the Subsidiary shall comply in all material respects with all applicable Federal, State, and local laws and regulations pertaining to environmental matters, and shall promptly give written notice to Motorola of the occurrence of any event under any such laws and regulations that would require an oral, telephonic or written notice or communication to the U.S. Environmental Protection Agency, or any successor agency, and shall promptly forward to Motorola copies of all orders, notices, permits, applications or other communications and reports received, made or given in connection with any such event, and any enforcement action taken against the Company or the Subsidiary or against any property owned or leased by them.

                  6.12 STATUTORY COMPLIANCE. At all times, conduct its business in accordance with, and comply in all material respects with, all applicable statutes, regulations, judgments, decrees, resolutions and orders of, and all applicable restrictions imposed by, any and all governmental entities and/or authorities, federal, state, local and non-U.S., judicial or administrative, applicable to the conduct of the Company's and the Subsidiary's businesses and activities (including environmental and other regulatory requirements) or the ownership or operation of its properties, licenses, permits and/or franchises, particularly those pertaining to the business they currently operate.

                  6.13 CONTRACTUAL COMPLIANCE. Pay and discharge all of the Company's and the Subsidiary's indebtedness and obligations promptly and in accordance with their terms and substantially comply with the terms and conditions of any indentures, agreements, contracts or other instruments to which it is party or which may affect its assets or properties or enter into mutually satisfactory agreements with the other parties to such documents and instruments; provided, however, that nothing herein shall prevent the Company or the Subsidiary from withholding payment or otherwise failing to comply with any agreement, if its management determines it to be in the best interest of the Company to do so and if such action will not result in any adverse effect on the Company or the Subsidiary.

                  6.14 FULL COMPLIANCE. Comply with each and all of the terms of this Agreement, and all other agreements with Motorola.

                  6.15 CONDUCT OF BUSINESS. Carry on its business and activities diligently and consistent with prudent business practice for a company of the size and character of the Company (including the Subsidiary) and will use its best efforts to preserve its present relationship with suppliers, customers and other having business relationships with it.

                  6.16 PUBLICITY. Except as provided by law, secure advanced written approval from Motorola of the decision to issue and the content of any statement regarding or mentioning Motorola, whether in writing or otherwise to the public or press. This provision shall not be deemed to have been breached if the Company (1) acting on the advice of its securities or other regulatory counsel makes disclosures to investors and potential investors or underwriters or to any governmental or other regulatory agency or organization or (ii) announces to its stockholders, potential investors or underwriters the existence and level of Motorola's holdings of Securities.

                  6.17 DIRECTOR AND OBSERVER RIGHTS. Cause a representative of Motorola designated by it to be a member of the Board of Directors of the Company and permit a separate representative of Motorola to attend all meetings of the Board of Directors and committees thereof. The Company shall give Motorola written notice of each meeting of its board of directors and each committee thereof at the same time and in the same manner as notice is given to the directors (which notice shall be confirmed in writing to Motorola), provided that in the case of telephonic meetings conducted in accordance with the Company's bylaws and applicable law, Motorola need receive only actual notice thereof at least 48 hours prior to any such meeting, and Motorola's representatives shall be given the opportunity to listen to such telephonic meetings. Motorola shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors in connection with such meetings at the same time such materials and information are given to the directors. If the Company proposes to take any action by written consent in lieu of a meeting of its board of directors or of any committee thereof, the Company shall give written notice thereof to Motorola prior to the effective date of such consent describing in reasonable detail the nature and substance of such action. The Company shall pay the reasonable out-of-pocket expenses of each director and Motorola (but not Motorola's non-director representative) incurred in connection with attending such board and committee meetings. Notwithstanding the introductory language in Section 6 hereof, the right of Motorola to designate an observer shall exist until completion of a Qualified Public Offering, and the right of Motorola to designate a director shall cease if Motorola and its affiliates cease to own beneficially 5% or more of the outstanding Common Stock of the Company.

         7. NEGATIVE COVENANTS OF THE COMPANY. Until the earlier to occur of (a) completion of a Qualified Public Offering, as defined in the Rights Agreement or
(b) Motorola and its affiliates owning less than 7% of the outstanding Common Stock of the Company, the Company and the Subsidiary covenant and agree that they shall not without the affirmative vote of more than fifty percent (50%) of the members of the Board of Directors of the Company, including the affirmative vote of the member designated by Motorola do any of the matters or things listed below. Any of such matters and things may also be approved by the affirmative vote of more than fifty percent (50%) of the members of a duly authorized committee of the Board of Directors so long as the director elected by Motorola is a member of such committee and the director elected by Motorola votes in favor of such approval.

                  7.1 PROPERTIES. Sell, lease, sublease, transfer, convey, alienate or otherwise dispose of, in any manner, more than 25% in market value of the Company's assets (including licenses, receivables, trademarks, trade names, good will and other intangible assets), other than the sale of product in the ordinary course of business, without first offering the terms of any such transaction to Motorola.

                  7.2 MERGER, CONSOLIDATION. Liquidate, dissolve, reorganize, merge with or into or consolidate with any other corporation or entity, without first offering the terms of any such transaction to Motorola.

                  7.3 DIRECTORS. Change the authorized number of directors of the Company.

                  7.4 COMPANY PLANS. Reserve for issuance or issue shares of the Company's capital stock or any securities of the Company convertible into the capital stock of the Company in an aggregate amount in excess of 2,200,000 of the outstanding shares of Common Stock of the Company and any security of the Company convertible into the capital stock of the Company pursuant to any Company stock bonus, pension, profit-sharing, retirement, stock purchase, stock option or similar plan, contract or understanding with respect to Company directors, officers, employees, or consultants.

                  7.5 ISSUANCE OF PREFERRED STOCK. Issue the Company's Preferred Stock.

         8.       MISCELLANEOUS.

                  8.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Motorola contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of three years after Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Motorola or the Company.

                  8.2 TRANSFER; SUCCESSORS AND ASSIGNS. Neither this Agreement, nor any interest herein or any rights and obligations hereunder shall be assigned by the parties without the prior written consent of the other parties, except that Motorola may assign its rights and obligations hereunder to any 50% (or greater) owned subsidiary, direct or indirect, without the Company's consent. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly, provided in this Agreement.

                  8.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Florida in the United States of America as applied to agreements among Florida residents entered into and to be performed entirely within Florida.

                  8.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  8.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  8.6 NOTICES.

                           (a)      All notices, requests, demands and other
communications under this Agreement or in connection herewith shall be given to or made upon Motorola at 1303 E. Algonquin Road, Schaumburg, IL 60196,
Attention: New Enterprises, facsimile 847-576-7185 or, if to the Company, at Netspeak Corporation, 902 Clint Moore Road, Suite 104, Boca Raton, FL 33487,
Attn: Chairman, facsimile 561-997-2401, with a copy to Broad and Cassel, Miami Center, 201 South Biscayne Boulevard, Miami, FL 33131, Attn: A. Jeffry Robinson, P.A., facsimile 305-373-9443.

                           (b)      All notices, requests, demands and other
communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, reputable overnight courier or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

                           (c)      Any party may, by written notice to the
other, alter its address or respondent, and such notice shall be considered to have been given ten (10) days after the airmailing, facsimile or delivery thereof.

                  8.7 FINDER'S FEE. Each party represents that, except as may be set forth on Exhibit D, it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Motorola agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which Motorola or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Motorola from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  8.8 EXPENSES. Each party hereto shall pay for its own fees and expenses incurred with respect to this Agreement and the Ancillary Agreements and the transactions contemplated herebY and thereby. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  8.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the

Company and Motorola. Any amendment or waiver effected in accordance with this Section shall be binding upon each transferee of any Securities, each future holder of all such Securities, and the Company; provided, however, that none of the conditions set forth in Section 5 hereof may be waived with respect to Motorola unless it consents thereto.

                  8.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  8.11 ENTIRE AGREEMENT. This Agreement, along with the Ancillary Agreements and the certificates, exhibits and schedules and other documents delivered pursuant hereto, and the Mutual Non-Disclosure Agreement between the parties dated May 3, 1996, constitute the entire agreement between the parties hereto pertaining to the sale and issuance of the Securities, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

         IN WITNESS WHEREOF, the parties have executed this Common Stock and Warrant Purchase Agreement as of the date first above written.

COMPANY:

NETSPEAK CORPORATION


By:     /S/ STEPHEN R. COHEN
        ------------------------------------
Title:  CHAIRMAN OF THE BOARD
        ----------------------------------



MOTOROLA, INC.


By:    /S/ ROBERT A. BURTON
       ------------------------------------
Title: VICE PRESIDENT AND GENERAL MANAGER
       ----------------------------------
       Motorola New Enterprises

INTERNET TELEPHONE COMPANY

By:    /S/ STEPHEN R. COHEN
       ------------------------------------
Title: CHAIRMAN OF THE BOARD
       ----------------------------------



          SIGNATURE PAGE TO COMMON STOCK AND WARRANT PURCHASE AGREEMENT